UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51676	42-1672352
(Commission File Number)	(IRS Employer Identification No.)
15010 NE 36TH STREET
REDMOND, WA 98052
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
     The following information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On August 15, 2006, Eddie Bauer Holdings, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended July 1, 2006. A copy of the press release is set forth as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 – Regulation FD Disclosure.
     The disclosure contained in Item 2.02 is incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated August 15, 2006 announcing earnings for the second quarter of 2006

SIGNATURES
     In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: August 15, 2006	By:	/s/ Fabian Mansson
Fabian Mansson
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 15, 2006 announcing earnings for the second quarter of 2006